                                                                          [LOGO]


                                              Semi-Annual Report to Shareholders
                                                        Advantus Enterprise Fund


                                                                  March 31, 1998

ADVANTUS ENTERPRISE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           9

STATEMENT OF OPERATIONS                      10

STATEMENTS OF CHANGES IN NET ASSETS          11

NOTES TO FINANCIAL STATEMENTS                12

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Investors experienced a positive financial environment with moderate economic growth and low inflation throughout the six-month reporting period. Fears of inflation in our economy have dissipated as negative economic events in Asia unfolded and took on global implications earlier in the reporting period.

The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. In fact, a "flight to quality" poured assets into U.S. markets, particularly to large capitalization stocks and also to the bond market, which is a popular destination for investors during periodic flights to quality.

Broadly speaking, small capitalization stocks have shown positive results this reporting period. Small market cap growth stocks, as measured by the Russell 2000 Growth Index,* returned 2.7 percent for the six-month period. This return is reflective of the asset class, which has lagged the double-digit results associated with large capitalization stocks. Keep in mind that comparisons between small and large cap stocks are like comparing "apples to oranges." Each asset class has its own characteristics, volatility factors, as well as benefits and risks for investors.

As investors, we all enjoy "market watching." We have witnessed the financial markets change, sometimes significantly, because of actual events or because of mere perceptions in those markets. Keeping a long-range view of investing is important because it smoothes out the highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing. The investment professionals at Advantus Capital Management continue to put their money management expertise to work on your behalf. We appreciate your continued participation in the Advantus Funds and urge you to maintain a long-term investment perspective.

Sincerely,

       [SIGNATURE]
Robert E. Hunstad, President
Advantus Funds

 *The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

ADVANTUS ENTERPRISE FUND
PERFORMANCE UPDATE

     [LOGO]
JAMES P. TATERA, CFA
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE
For the six-month period ended March 31, 1998, the Advantus Enterprise Fund returned the following for each class of shares currently offered:

Class A......................          .8
                                 percent*
Class B......................          .3
                                 percent*
Class C......................          .3
                                 percent*

The Fund's benchmark index, the Russell 2000 Growth Index,** returned 2.7 percent for the same period.
In prior reporting periods, the Wilshire Midcap Index+ was used as the Fund's benchmark. The current benchmark, the Russell 2000 Growth Index,** better fits our stated investment objective than did the Wilshire Midcap Index.+

PORTFOLIO ANALYSIS
The two calendar quarters that make up this six-month reporting period have been earmarked with disparity. The Fund's return at the end of the fourth quarter, 1997 was -8.99 percent.* The return at the end of the first quarter, 1998 was
10.71 percent.* Early in the reporting period, the market reacted to the turmoil of the Asian currency crisis, dropping oil prices and a questionable holiday selling season. Later, the market confirmed that holiday sales were good for retailers, oil prices stopped their free fall, and technology still had solid prospects; albeit these prospects are still several quarters away. Even with oil prices firming, the Energy sector was the worst performing sector at -19 percent. The Technology sector at -4.3 percent also lagged.
Strong performers in the Fund include some companies that provide services to a broad array of businesses. Acxiom Corporation provides data to the financial service, retail sales and insurance industries. Mastech Corporation and Gartner Group Incorporated provide technical staffing and technology consulting services respectively to information technology departments of various sized-businesses. These companies had limited exposure to Asia and were not caught in the "Asian Flu" epidemic that hurt many companies. Other strong performers included Borders Group Incorporated (book retailers), Check Point Software Technology (internet security software), Fairfield Communities, Inc. (vacation interval sales), and Kaydon Corporation (precision parts and instruments).

Our approach to investing has led us to add some names in the technology area which have shown good growth and are selling at good valuations while at the same time trimming some of our semi-conductor equipment stocks. We added several securities in the Energy sector, which afforded us the opportunity to buy some of the faster growing companies in that sector at better values. Retail stocks have had a good run, but we have been reducing some of our exposure there and probably will continue to do so.

                                                             ADVANTUS ENTERPRISE
                                                                            FUND
                                                                  MARCH 31, 1998

Earnings disappointments and concerns about the impact of the Asian slowdown negatively impacted many stocks. Stocks like Danka Business Systems PLC (worldwide distributor of photocopiers and other business machines) and CKS Group Incorporated (marketing communications services) had significant earnings disappointments due to poorly executed corporate strategies. Danka is no longer held in the Fund. DuPont Photomasks Incorporated (photomask manufacturer) and Integrated Process Equipment (CMP equipment) have seen a temporary deceleration in their market space due to Asian currency issues but we feel their prospects are good and continue to hold these in our Fund.

OUTLOOK

Although performance has been volatile over the last six months, we remain optimistic for the remainder of the year. Low interest rates and low inflation coupled with a strong Europe and positive reforms in Asia and Japan will likely help to set the economic stage for continuing growth throughout 1998. The relative growth characteristics of many of the small companies we hold and their exposure to the United States should bode well for the Fund going forward.
       *Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. **The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market. +The Wilshire Midcap Index is comprised of the bottom 750 companies of the largest 1,250 U.S. domicile companies as measured by market capitalization.

ADVANTUS ENTERPRISE
FUND
MARCH 31, 1998

COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
$10,000 INVESTMENT IN ADVANTUS ENTERPRISE FUND,
RUSSELL 2000 GROWTH INDEX, WILSHIRE MIDCAP INDEX AND
CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Wilshire Midcap Index, the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 1998.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                        28.3%
Since inception (9/16/94)       14.2%
Class B:
One year                        28.8%
Since inception (9/16/94)       14.3%
                              Class A    Class B  Wilshire Midcap Index  Russell 2000 Growth Index        CPI
9/16/94                       $10,000    $10,000                $10,000                    $10,000    $10,000
9/30/94                        $9,419     $9,910                 $9,942                    $10,042    $10,128
9/30/95                       $12,044    $12,107                $12,439                    $12,616    $10,351
9/30/96                       $14,051    $14,173                $14,443                    $14,391    $10,662
9/30/97                       $15,861    $16,000                $19,147                    $17,737    $10,899
3/31/98                       $15,980    $16,052                $20,200                    $18,217    $10,946

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        33.9%
Since inception (3/1/95)        15.6%
                              Class C  Wilshire Midcap Index        CPI  Russell 2000 Growth Index
3/1/95                        $10,000                $10,000    $10,000                    $10,000
9/30/95                       $12,038                $12,157    $10,146                    $12,563
9/30/96                       $13,913                $14,115    $10,450                    $14,331
9/30/97                       $15,568                $18,712    $10,682                    $17,662
3/31/98                       $15,618                $19,741    $10,728                    $18,141

                                                             ADVANTUS ENTERPRISE
                                                                            FUND
                                                                  MARCH 31, 1998

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                          MARKET     % OF STOCK
COMPANY                         SHARES     VALUE      PORTFOLIO
------------------------------  ------  -----------  -----------
Kaydon Corporation............  42,400  $ 1,733,100       3.4%
Borders Group Incorporated....  42,440    1,445,612       2.8%
MSC Industrial Direct
 Company......................  25,200    1,365,525       2.7%
Sola International, Inc.......  30,900    1,280,419       2.5%
Fairfield Communities, Inc....  57,500    1,268,594       2.5%
Gartner Group Incorporated....  33,800    1,263,275       2.5%
United Rentals, Inc...........  45,700    1,188,200       2.3%
Acxiom Corporation............  46,200    1,183,875       2.3%
J Ray McDermott Holdings,
 Inc..........................  27,400    1,154,225       2.3%
Eagle USA Airfreight, Inc.....  42,400    1,144,800       2.2%
                                        -----------       ---
                                        $13,027,625      25.5%
                                        -----------       ---
                                        -----------       ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   6.5%
Communication Services               1.3%
Transportation                       2.2%
Financial                            4.2%
Energy                               5.6%
Consumer Staples                     5.8%
Basic Materials                      5.8%
Capital Goods                       10.9%
Health Care                         14.2%
Consumer Cyclical                   20.6%
Technology                          22.9%

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES

MARCH 31, 1998

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
COMMON STOCK (93.5%)
  BASIC MATERIALS (5.8%)
    Agriculture Products (1.6%)
    34,000   NCO Group Incorporated (b).......................  $   850,000
                                                                -----------
    Chemicals (4.2%)
    22,087   Cambrex Corporation..............................    1,112,633
    20,425   McWhorter Technologies Incorporated (b)..........      517,008
    16,430   Valspar Corporation..............................      644,877
                                                                -----------
                                                                  2,274,518
                                                                -----------
  CAPITAL GOODS (10.9%)
    Electrical Equipment (2.1%)
    43,790   Advanced Lighting Technologies (b)...............    1,133,066
                                                                -----------
    Engineering/Construction (2.2%)
    45,700   United Rentals, Inc. (b).........................    1,188,200
                                                                -----------
    Machinery (3.2%)
    42,400   Kaydon Corporation...............................    1,733,100
                                                                -----------
    Metal Fabrication (1.3%)
    29,624   Shaw Group Incorporated (b)......................      738,748
                                                                -----------
    Waste Management (2.1%)
    17,400   American Disposal Services, Inc. (b).............      656,850
    28,100   Newpark Resources Incorporated (b)...............      512,825
                                                                -----------
                                                                  1,169,675
                                                                -----------
  COMMUNICATION SERVICES (1.3%)
    Cellular (1.3%)
    36,700   LCC International Incorporated (b)...............      729,412
                                                                -----------
  CONSUMER CYCLICAL (20.6%)
    Building Materials (1.1%)
    30,800   The Maxim Group, Inc. (b)........................      579,425
                                                                -----------

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
  CONSUMER CYCLICAL--CONTINUED
    Distribution Durables (2.5%)
    25,200   MSC Industrial Direct Company (b)................  $ 1,365,525
                                                                -----------
    Leisure (1.5%)
    48,100   American Skiing Corporation (b)..................      805,675
                                                                -----------
    Lodging-Hotel (.5%)
    19,164   Extended Stay America (b)........................      281,471
                                                                -----------
    Retail (6.2%)
    42,440   Borders Group Incorporated (b)...................    1,445,612
     3,800   Kohl's Inc (b)...................................      310,650
    19,200   Pacific Sunwear of California (b)................      796,800
    16,500   Stage Stores, Inc. (b)...........................      851,812
                                                                -----------
                                                                  3,404,874
                                                                -----------
    Service (6.6%)
    46,200   Acxiom Corporation (b)...........................    1,183,875
    35,500   CKS Group Incorporated (b).......................      667,844
    28,900   Copart Incorporated (b)..........................      484,075
    57,500   Fairfield Communities, Inc. (b)..................    1,268,594
                                                                -----------
                                                                  3,604,388
                                                                -----------
    Textiles (2.2%)
    21,900   Nautica Enterprises, Inc. (b)....................      673,425
    35,800   Tropical Sportswear International (b)............      505,675
                                                                -----------
                                                                  1,179,100
                                                                -----------
  CONSUMER STAPLES (5.8%)
    Broadcasting (2.3%)
     8,278   Panamsat Corporation.............................      503,923
    17,100   United Video Satellite Group (b).................      726,750
                                                                -----------
                                                                  1,230,673
                                                                -----------

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
  CONSUMER STAPLES--CONTINUED
    Restaurants (.9%)
    31,186   Rainforest Cafe Incorporated (b).................  $   467,790
                                                                -----------
    Service (2.1%)
    32,900   Corrections Corporation of America (b)...........    1,122,712
                                                                -----------
    Tobacco (.5%)
    19,525   General Cigar Holdings, Inc. (b).................      298,977
                                                                -----------
  ENERGY (5.6%)
    Oil & Gas (5.6%)
     7,300   Apache Corporation...............................      268,275
     9,000   Falcon Drilling Company (b)......................      266,625
    27,400   J Ray McDermott Holdings, Inc. (b)...............    1,154,225
    13,800   Petroleum Geo-Services (c).......................      819,375
     5,700   Tidewater........................................      249,731
    13,700   Trico Marine Services, Inc. (b)..................      288,556
                                                                -----------
                                                                  3,046,787
                                                                -----------
  FINANCIAL (4.2%)
    Banks (.4%)
     3,600   GBC Bancorp......................................      240,525
                                                                -----------
    Insurance (2.4%)
     8,700   Life Re Corporation..............................      641,625
    13,500   Partnerre Ltd (c)................................      663,188
                                                                -----------
                                                                  1,304,813
                                                                -----------
    Investment Bankers/Brokers (1.4%)
    10,800   T. Rowe Price Associates.........................      760,050
                                                                -----------
  HEALTH CARE (14.2%)
    Biotechnology (.7%)
    10,300   Agouron Pharmaceuticals, Inc. (b)................      390,113
                                                                -----------
    Drugs (.7%)
    23,200   Cygnus, Inc. (b).................................      382,800
                                                                -----------

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
  HEALTH CARE--CONTINUED
    Hospital Management (1.9%)
    23,733   Sunrise Assisted Living Incorporated (b).........  $ 1,062,052
                                                                -----------
    Managed Care (1.5%)
     4,700   Ameripath, Inc. (b)..............................       86,656
    23,883   Concentra Managed Care, Inc. (b).................      734,402
                                                                -----------
                                                                    821,058
                                                                -----------
    Medical Products/Supplies (8.5%)
    15,800   Amerisource Health Corporation (b)...............      949,975
     1,000   BioReliance Corporation (b)......................       16,500
    34,700   Hanger Orthopedic Group (b)......................      583,394
    30,900   Sola International, Inc. (b).....................    1,280,419
    29,000   Sybron International Corporation (b).............      757,625
    30,500   Total Renal Care Holdings, Inc (b)...............    1,016,027
     3,700   Young Innovations, Inc...........................       57,350
                                                                -----------
                                                                  4,661,290
                                                                -----------
    Special Services (.9%)
    15,600   Curative Health Services (b).....................      519,675
                                                                -----------
  TECHNOLOGY (22.9%)
    Technology (22.9%)
    14,200   Bisys Group, Inc. (b)............................      500,550
    10,000   Check Point Software Technology (b)(c)...........      456,875
    12,800   Ciena Corporation (b)............................      545,600
    32,800   Computer Products, Inc. (b)......................      764,650
     4,400   Dassault Systemes SA (c).........................      173,800
    40,800   DII Group Incorporated (b).......................      877,200

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
  TECHNOLOGY--CONTINUED
    12,500   DuPont Photomasks Incorporated (b)...............  $   540,625
    33,800   Gartner Group Incorporated (b)...................    1,263,275
    16,300   HNC Software Incorporated (b)....................      613,288
    14,900   Integrated Circuit Systems (b)...................      311,969
    21,600   Integrated Process Equipment (b).................      434,700
    12,176   Mastech Corporation (b)..........................      620,596
    28,400   Maximus Incorporated (b).........................      850,225
    21,000   May & Speh Incorporated (b)......................      301,875
    15,500   National Data Corporation........................      644,219
    10,000   Orbotech Ltd (b)(c)..............................      323,750
    12,500   Peapod Incorporated (b)..........................       92,578
     9,700   Photronics Incorporated (b)......................      271,600

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
  TECHNOLOGY--CONTINUED
     4,700   Power-One Inc (b)................................  $    79,900
    11,202   Sapient Corporation (b)..........................      530,695
    11,300   Saville Systems ADR (b)(c).......................      579,125
    10,000   Uniphase Corporation (b).........................      420,625
    21,900   Xylan Corporation (b)............................      533,813
    20,800   Zebra Technologies Corporation (b)...............      800,800
                                                                -----------
                                                                 12,532,333
                                                                -----------
  TRANSPORTATION (2.2%)
    Air Freight (2.1%)
    42,400   Eagle USA Airfreight, Inc. (b)...................    1,144,800
                                                                -----------
    Airlines (.1%)
     1,500   Ryanair Holdings PLC-ADR (b)(c)..................       55,500
                                                                -----------
Total common stock
 (cost: $36,942,259)..........................................   51,079,125
                                                                -----------

PRINCIPAL
----------
 SHORT-TERM SECURITIES (6.9%)
$1,360,000   US Treasury Bill.................................  5.17%  05/21/98    1,350,498
 2,465,000   US Treasury Bill.................................  5.15%  06/25/98    2,435,548
                                                                                 -----------
             Total short-term securities (cost: $3,786,160)....................    3,786,046
                                                                                 -----------
             Total investments in securities (cost: $40,728,419)(d)............  $54,865,171
                                                                                 -----------
                                                                                 -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.6% of the net assets in foreign securities as of March 31, 1998.
(d) At March 31, 1998 the cost of securities for federal income tax purposes was $40,881,602. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $15,710,863
Gross unrealized depreciation..........   (1,727,294)
                                         -----------
Net unrealized appreciation............  $13,983,569
                                         -----------
                                         -----------

                                                        ADVANTUS ENTERPRISE FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $40,728,419)........  $54,865,171
Cash in bank on demand deposit.........        5,703
Receivable for Fund shares sold........       13,226
Receivable for investment securities
 sold..................................      207,629
Dividends receivable...................        9,477
Organizational costs (note 5)..........       15,417
                                         -----------
    Total assets.......................   55,116,623
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................      402,533
Payable for Fund shares redeemed.......        2,261
Payable to Adviser.....................       81,466
                                         -----------
    Total liabilities..................      486,260
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $54,630,363
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    34,317
  Additional paid-in capital...........   41,161,213
  Accumulated net realized losses from
   investments.........................     (701,919)
  Unrealized appreciation on
   investments.........................   14,136,752
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $54,630,363
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $45,224,382
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 8,211,855
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 1,194,126
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   2,823,501...........................  $     16.02
                                         -----------
                                         -----------
  Class B--Shares outstanding
   530,953.............................  $     15.47
                                         -----------
                                         -----------
  Class C--Shares outstanding 77,247...  $     15.46
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
(UNAUDITED)

Investment income:
  Interest.............................  $  45,409
  Dividends............................     37,148
                                         ---------
      Total investment income..........     82,557
                                         ---------
Expenses (note 4):
  Investment advisory fee..............    199,790
  Distribution fees--Class A...........     62,243
  Distribution fees--Class B...........     36,787
  Distribution fees--Class C...........      5,474
  Administrative service fee...........     21,800
  Amortization of organizational
   costs...............................      5,441
  Custodian fees.......................        123
  Auditing and accounting services.....      8,670
  Legal fees...........................      2,298
  Directors' fees......................        343
  Registration fees....................     17,594
  Printing and shareholder reports.....     17,000
  Insurance............................      2,571
  Other................................      9,354
                                         ---------
      Total expenses...................    389,488
  Less fees and expenses waived or
   absorbed:
    Class A distribution fees..........    (37,891)
                                         ---------
      Total net expenses...............    351,597
                                         ---------
      Investment loss--net.............   (269,040)
                                         ---------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................    177,310
  Net change in unrealized appreciation
   or depreciation on investments......    545,907
                                         ---------
      Net gains on investments.........    723,217
                                         ---------
Net increase in net assets resulting
 from operations.......................  $ 454,177
                                         ---------
                                         ---------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998 AND YEAR ENDED SEPTEMBER 30, 1997
                                                                     (UNAUDITED)

                                            1998         1997
                                         -----------  -----------
Operations:
  Investment loss--net.................  $  (269,040) $  (226,022)
  Net realized gain (loss) on
   investements........................      177,310     (879,229)
  Net change in unrealized appreciation
   or depreciation on investments......      545,907    7,134,727
                                         -----------  -----------
      Increase in net assets resulting
       from operations.................      454,177    6,029,476
                                         -----------  -----------
Distributions to shareholders from net
 realized gains on investments:
  Class A..............................           --   (4,409,566)
  Class B..............................           --     (610,188)
  Class C..............................           --     (111,341)
                                         -----------  -----------
      Total distributions..............           --   (5,131,095)
                                         -----------  -----------
Capital share transactions (notes 4 and
 6):
  Proceeds from sales:
    Class A............................    1,963,917    3,424,384
    Class B............................    1,338,039    2,970,730
    Class C............................      153,443      583,065
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................           --    3,124,576
    Class B............................          183      608,807
    Class C............................           --      102,187
  Payments for redemption of shares:
    Class A............................   (1,239,818)  (1,748,809)
    Class B............................     (855,626)  (1,070,175)
    Class C............................     (101,784)    (375,526)
                                         -----------  -----------
      Increase in net assets from
       capital share transactions......    1,258,354    7,619,239
                                         -----------  -----------
      Total increase in net assets.....    1,712,531    8,517,620
Net assets at beginning of period......   52,917,832   44,400,212
                                         -----------  -----------
Net assets at end of period............  $54,630,363  $52,917,832
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998
(UNAUDITED)

(1) ORGANIZATION
    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,167,726 Class A shares for $12 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment by $269,040 and decrease additional paid-in capital by $269,040.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $16,627,037 and $14,432,356, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Management. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving the portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .15 percent. Prior to January 30, 1998 the portion exceeding .10 percent of average daily net assets was waived. Ascend waived Class A distribution fees in the total amount of $37,891 for the period ended March 31, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,700, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998 the administrative services fee was $3,600.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    As of March 31, 1998, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 2,225,146 Class A shares which represents 78.8 percent of the total outstanding Class A shares.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $67,480.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,298.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1997 to March 31, 1998 and the year ended September 30, 1997 were as follows:

                                                             CLASS A               CLASS B               CLASS C
                                                      ---------------------  --------------------  --------------------
                                                        1998        1997       1998       1997       1998       1997
                                                      ---------  ----------  ---------  ---------  ---------  ---------
Sold................................................    132,370     245,582     92,379    221,245     10,722     42,231
Issued for reinvested distributions.................         --     228,685         19     45,958         --      7,841
Redeemed............................................    (82,822)   (129,287)   (59,613)   (80,568)    (6,975)   (28,172)
                                                      ---------  ----------  ---------  ---------  ---------  ---------
                                                         49,548     344,980     32,785    186,635      3,747     21,900
                                                      ---------  ----------  ---------  ---------  ---------  ---------
                                                      ---------  ----------  ---------  ---------  ---------  ---------

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
        Per share data for a share of capital stock and selected information for each period are as follows:

                                                                     CLASS A
                                          --------------------------------------------------------------
                                          PERIOD FROM                                      PERIOD FROM
                                           OCTOBER 1,                                     SEPTEMBER 16,
                                            1997 TO        YEAR ENDED SEPTEMBER 30,        1994 (B) TO
                                           MARCH 31,    -------------------------------   SEPTEMBER 30,
                                              1998        1997       1996      1995(A)        1994
                                          ------------  ---------  ---------  ---------  ---------------
Net asset value, beginning of period....   $    15.90   $   15.94  $   14.08  $   11.03     $   11.12
                                          ------------  ---------  ---------  ---------       -------
Income from investment operations:
  Net investment income (loss)..........         (.07)       (.04)      (.05)      (.04)           --
  Net gains or losses on securities
   (both realized and unrealized).......         0.19        1.74       2.34       3.11          (.09)
                                          ------------  ---------  ---------  ---------       -------
    Total from investment operations....         0.12        1.70       2.29       3.07          (.09)
                                          ------------  ---------  ---------  ---------       -------
Less distributions:
  Dividends from net investment
   income...............................           --          --         --         --            --
  Distributions from capital gains......           --       (1.74)      (.43)      (.02)           --
                                          ------------  ---------  ---------  ---------       -------
    Total distributions.................           --       (1.74)      (.43)      (.02)           --
                                          ------------  ---------  ---------  ---------       -------
Net asset value, end of period..........   $    16.02   $   15.90  $   15.94  $   14.08     $   11.03
                                          ------------  ---------  ---------  ---------       -------
                                          ------------  ---------  ---------  ---------       -------
Total return (c)........................          .76%       12.9%      16.7%      27.9%          (.8)%
Net assets, end of period (in
   thousands)...........................   $   45,224   $  44,102  $  38,722  $  30,454     $  12,964
Ratio of expenses to average daily net
   assets (d)...........................         1.26%(f)      1.28%      1.31%      1.34%          .05%(e)
Ratio of net investment income (loss) to
   average daily net assets (d).........         (.93) (f)      (.32)%      (.38)%      (.48)%         (.02)%(e)
Portfolio turnover rate (excluding
   short-term securities)...............        30.43%       65.8%      80.2%      48.8%          5.0%
Average commission rate on stock
   transactions (g).....................   $    .0566   $   .0915  $   .1150        N/A           N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $37,891, $74,325, $68,785, $83,999 and $1,430 in expenses for the period ended March 31, 1998, the years ended September 30, 1997, 1996 and 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.44%, 1.48%, 1.51%, 1.75% and .06% for Class A shares, respectively. The ratio of net investment income (loss) to average daily net assets would have been (1.11)%, (.52)%, (.58)%, (.89)% and (.03)% for Class A shares, respectively.
(e) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f) Adjusted to an annual basis.
(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                      CLASS B
                                          ----------------------------------------------------------------
                                          PERIOD FROM                                        PERIOD FROM
                                           OCTOBER 1,                                       SEPTEMBER 16,
                                            1997 TO         YEAR ENDED SEPTEMBER 30,         1994 (B) TO
                                           MARCH 31,    ---------------------------------   SEPTEMBER 30,
                                              1998        1997       1996       1995(A)         1994
                                          ------------  ---------  ---------  -----------  ---------------
Net asset value, beginning of period....   $    15.42   $   15.64  $   13.94   $   11.02      $   11.12
                                          ------------  ---------  ---------  -----------        ------
Income from investment operations:
  Net investment income (loss)..........         (.13)       (.18)      (.12)       (.09)          (.01)
  Net gains or losses on securities
   (both realized and unrealized).......         0.18        1.70       2.25        3.03           (.09)
                                          ------------  ---------  ---------  -----------        ------
    Total from investment operations....         0.05        1.52       2.13        2.94           (.10)
                                          ------------  ---------  ---------  -----------        ------
Less distributions:
  Dividends from net investment
   income...............................           --          --         --          --             --
  Distributions from capital gains......           --       (1.74)      (.43)       (.02)            --
                                          ------------  ---------  ---------  -----------        ------
    Total distributions.................           --       (1.74)      (.43)       (.02)            --
                                          ------------  ---------  ---------  -----------        ------
Net asset value, end of period..........   $    15.47   $   15.42  $   15.64   $   13.94      $   11.02
                                          ------------  ---------  ---------  -----------        ------
                                          ------------  ---------  ---------  -----------        ------
Total return (c)........................          .32%       11.9%      15.7%       26.7%           (.9)%
Net assets, end of period (in
  thousands)............................   $    8,212   $   7,683  $   4,871   $   1,720      $      96
Ratio of expenses to average daily net
  assets (d)............................         2.14%(f)      2.18%      2.20%       2.24%          .09%(e)
Ratio of net investment income (loss) to
  average daily net assets (d)..........        (1.81) (f)     (1.60)%     (1.25)%      (1.45)%         (.06)%(e)
Portfolio turnover rate (excluding
  short-term securities)................        30.43%       65.8%      80.2%       48.8%           5.0%
Average commission rate on stock
  transactions (g)......................   $    .0566   $   .0915  $   .1150         N/A            N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser voluntarily absorbed $43,566 and $8,124 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.39% and .10% for Class B shares, respectively, and 2.32% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (1.60)% and (.07)% for Class B shares, respectively and (1.65)% for Class C shares.
(e) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f) Adjusted to an annual basis.
(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                 CLASS C
                                          -----------------------------------------------------
                                          PERIOD FROM                             PERIOD FROM
                                           OCTOBER 1,    YEAR ENDED SEPTEMBER      MARCH 1,
                                            1997 TO              30,              1995 (B) TO
                                           MARCH 31,    ----------------------   SEPTEMBER 30,
                                              1998        1997        1996           1995
                                          ------------  ---------  -----------  ---------------
Net asset value, beginning of period....   $    15.41   $   15.63   $   13.94      $   11.58
                                          ------------  ---------  -----------        ------
Income from investment operations:
  Net investment income (loss)..........         (.13)       (.23)       (.09)          (.06)
  Net gains or losses on securities
   (both realized and unrealized).......         0.18        1.74        2.21           2.42
                                          ------------  ---------  -----------        ------
    Total from investment operations....         0.05        1.51       2.120           2.36
                                          ------------  ---------  -----------        ------
Less distributions:
  Dividends from net investment
   income...............................           --          --          --             --
  Distributions from capital gains......           --       (1.74)       (.43)            --
                                          ------------  ---------  -----------        ------
    Total distributions.................           --       (1.74)       (.43)            --
                                          ------------  ---------  -----------        ------
Net asset value, end of period..........   $    15.46   $   15.41   $   15.63      $   13.94
                                          ------------  ---------  -----------        ------
                                          ------------  ---------  -----------        ------
Total return (c)........................          .32%       11.9%       15.6%          20.4%
Net assets, end of period (in
  thousands)............................   $    1,194   $   1,133   $     807      $      71
Ratio of expenses to average daily net
  assets (d)............................         2.14%(f)      2.18%       2.19%         2.24%(f)
Ratio of net investment income (loss) to
  average daily net assets (d)..........        (1.81) (f)     (1.75)%      (1.22)%        (1.57)%(f)
Portfolio turnover rate (excluding
  short-term securities)................        30.43%       65.8%       80.2%          48.8%
Average commission rate on stock
  transactions (g)......................   $    .0566   $   .0915   $   .1150            N/A

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account.

Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.7 billion in assets in addition to $2.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48646 Rev. 5-1998